Commitments and contingencies	6 Months Ended
Jun. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingencies	Commitments and contingencies
Legal Proceedings

From time to time we are a party, as plaintiff or defendant, to lawsuits in various jurisdictions for demurrage, damages, off-hire and other claims and commercial disputes arising from the construction or operation of our drilling units, in the ordinary course of business or in connection with our acquisition or disposal activities. We believe that the resolution of such claims will not have a material impact, individually or in the aggregate, on our operations or financial condition. Our best estimate of the outcome of the various disputes has been reflected in our unaudited Consolidated Financial Statements as at June 30, 2020.

Seabras Sapura joint venture
The Sapura Esmeralda operates under a Brazilian flag. The right to operate under such Brazilian flag is being challenged in the Brazilian courts. An adverse decision in the Brazilian courts could affect the operations of the Sapura Esmeralda and potentially impact its commercial agreements and related financing. Due to the backlog of cases we estimate a decision within approximately 3 years.

Dalian Newbuilds
At June 30, 2020, all eight of the newbuilding contracts with Dalian had been terminated by both parties. Accordingly, the Seadrill contracting entities had no contractual obligation to take delivery of the rigs. Contracts for six of the rigs (West Titan, West Proteus, West Rhea, West Hyperion, West Tethys and West Umbriel) were terminated as of December 31, 2018, and we had total contractual obligations as at December 31, 2018 of $0.4 billion.

In February 2019, the Seadrill contracting party terminated the newbuilding contract for the jack-up rig West Dione due to: (i) delays to delivery of the rig, and (ii) Dalian being subject to bankruptcy proceedings. In March 2019, Dalian disputed the Seadrill contracting party's termination and purported to terminate the newbuilding contract itself for the alleged wrongful termination.

In March 2019, Dalian purported to terminate the eighth newbuilding contract for the West Mimas. In April 2019, the Seadrill contracting party rejected Dalian’s termination of the contract as wrongful and reserved all its rights. The Seadrill contracting party terminated the contract for the West Mimas for: (i) delays to delivery of the rig, (ii) Dalian being subject to bankruptcy proceedings, and (iii) Dalian's wrongful purported termination in March 2019.

In March 2019, the Seadrill contracting parties commenced arbitration proceedings in London for all eight rigs and will claim for the return of the paid installments plus interest and further damages for losses.

In January 2019, Dalian appointed an administrator to restructure its liabilities. The Seadrill contracting parties have filed their claims against Dalian in the Dalian insolvency and the insolvency administrator is currently considering whether to accept or reject the claims in the insolvency. The arbitrations are currently not being progressed by agreement of the parties, pending the insolvency administrator's decision whether to accept or reject the Seadrill contracting parties' claims. Dalian has stated that it has claims for damages in respect of each of the rigs, but it has not quantified those damages. The administrator has submitted a draft reorganization plan to the insolvency court which has stated that it will convene a creditor’s meeting 30 days from when it receives the same for a vote on the draft plan. This has not yet been received. The contracts are all with limited liability subsidiaries of Seadrill. There are no parent company guarantees.

Nigerian Cabotage Act litigation
Seadrill Mobile Units Nigeria Ltd (“SMUNL”) commenced proceedings in May 2016 against the Honourable Minister for Transportation, the Attorney General of the Federation and the Nigerian Maritime Administration and Safety Agency with respect to interpretation of the Coastal and Inland Shipping (Cabotage) Act 2003 (the “Act”). On June 28 2019, the Federal High Court of Nigeria delivered a judgement finding that: (1) Drilling operations fall within the definition of “Coastal Trade” or “Cabotage” under the Act and (2) Drilling Rigs fall within the definition of "Vessels" under the Act. The impact of this decision is that the Nigerian Maritime Administration and Safety Agency (“NIMASA”) may impose a 2% surcharge on contract revenue from offshore drilling operations in Nigeria as well as requiring SMUNL register for Cabotage with NIMASA and pay all fees and tariffs as may be published in the guidelines that may be issued by the Minister of Transportation in accordance with the Act. However, on 22 July, 2019, SMUNL filed an appeal to the Court of Appeal challenging the decision of the Federal High Court. Due to the volume of cases currently being handled by the Court of Appeal sitting in Lagos we anticipate a decision within 3-5 years.

Although we intend to strongly pursue this appeal, we cannot predict the outcome of this case. We do not believe that it is probable that the ultimate liability, if any, resulting from this litigation will have a material effect on our financial position. Accordingly, no loss contingency has been recognized within the Consolidated Financial Statements.

Oro Negro
Oro Negro, a Mexican drilling rig contractor, filed a Complaint on June 6, 2019 in the United States Bankruptcy Court, Southern District of New York, within Chapter 15 proceedings ancillary to its Mexican insolvency process. The Complaint names Seadrill and its JV partner as co-defendants along with other defendants including Oro Negro bondholders. With respect to Seadrill, the Complaint asserts claims relating to alleged tortious interference but does not seek to quantify damages. On August 26, 2019, we submitted a motion to dismiss the Complaint on technical legal grounds. Gil White, the CEO of Oro Negro responded to this motion on October 25, 2019. Seadrill has the opportunity to reply to this in further support of the motion, the date of which has not yet been determined. We intend to vigorously defend against the claims Oro Negro asserts and dispute the allegations set forth in the Complaint. The costs of defending the claims against Seadrill and its JV partner are being met by the joint venture, SeaMex.

Other contingencies

Sevan Louisiana loss incident

i. Physical damage insurance
In January 2019, there was a loss incident on the Sevan Louisiana related to a malfunction of its subsea equipment. As of June 30, 2020, we have incurred $22 million of costs to repair the equipment, of which $8 million has been recovered and an additional $11 million will be recoverable under our physical damage insurance.

ii. Loss of hire insurance
The loss incident has resulted in a period of downtime for the Sevan Louisiana. As a result, we have recovered $18 million insurance income from loss of hire of the Sevan Louisiana.